LEASE EXIT COSTS AND PROPERTIES HELD FOR SALE	12 Months Ended
Feb. 25, 2017
LEASE EXIT COSTS AND PROPERTIES HELD FOR SALE

NOTE 3—LEASE EXIT COSTS AND PROPERTIES HELD FOR SALE

Lease Exit Costs

Changes to the Company’s lease exit cost reserves for closed properties consisted of the following (in millions):

	February 25, 2017	February 27, 2016
Beginning balance	$49.7	$43.5
Additions	14.7	28.6
Payments	(15.8)	(21.8)
Disposals, transferred to held for sale	(4.2)	(0.6)

Ending balance	$44.4	$49.7

The Company closed 40 non-strategic stores in fiscal 2016 and 39 in fiscal 2015. Lease exit costs related to closed properties were recorded at the time of closing as a component of Selling and administrative expenses.

Properties Held for Sale

Assets held for sale and liabilities held for sale are recorded in Other current assets and Other current liabilities, respectively, and consisted of the following (in millions):

	February 25, 2017	February 27, 2016
Assets held for sale:
Beginning balance	$4.6	$521.2
Transfers in	7.9	10.5
Disposals	(9.4)	(527.1)

Ending balance	$3.1	$4.6

Liabilities held for sale:
Beginning balance	$27.1	$90.4
Transfers in	1.9	4.1
Disposals	(13.6)	(67.4)

Ending balance	$15.4	$27.1

Sale of Distribution Centers

During the first quarter of fiscal 2016, the Company sold two distributions centers in Southern California for $237.3 million, net of selling expenses, and leased them back for a 36-month period in a transaction that qualified for sale-leaseback accounting. The gain on the sale of these distribution centers of $97.4 million will be amortized over the 36-month lease period.

Divestitures

On December 19, 2014, in connection with the pending Safeway acquisition, the Company, together with Safeway, announced that they had entered into agreements to sell 111 Albertsons and 57 Safeway stores across eight states to four separate buyers. Divestiture of these stores was required by the FTC as a condition of closing the Safeway acquisition and was contingent upon the completion of the Safeway acquisition. The aggregate sales price of these stores was $327.5 million plus the book value of inventory. The proceeds from the sale were used to pay outstanding borrowings under the Company’s then-existing term loan facility and asset-based revolving credit facility per the respective terms of the credit facilities. As a result, the Company recorded an impairment loss on the Albertsons stores of $233.4 million during the fourth quarter of fiscal 2014. The related assets and liabilities were classified as held for sale, net of the impairment loss. No gain or loss was recorded for the Safeway stores as the related assets and liabilities were recorded for purchase accounting at fair value less the cost to sell. The divestiture of these stores commenced upon completion of the Safeway acquisition and closed in the first fiscal quarter of 2015 in accordance with the asset purchase agreements. Revenue and income before taxes associated with the divested Albertsons stores for fiscal 2015 were $298.8 million and $14.9 million, respectively. Revenue and income before taxes associated with the divested Safeway stores for fiscal 2015 were $145.7 million and $8.2 million, respectively. Revenue and income before taxes associated with the divested Albertsons stores included in the Company’s fiscal 2014 results were $2,070.1 million and $25.9 million, respectively. Revenue and income before taxes associated with the divested Safeway stores for the four weeks ended February 28, 2015 were $89.1 million and $2.8 million, respectively.